(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2002


Merrill Lynch
EuroFund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch EuroFund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH EUROFUND


PORTFOLIO INFORMATION


As a Percentage of Stocks
As of April 30, 2002


                                Percent of
Country                         Net Assets

United Kingdom                     33.5%
Ireland                             2.6
Sweden                              3.5
Spain                               4.8
Finland                             1.0
Italy                               9.4
France                             18.0
Denmark                             1.0
Netherlands                        12.4
Switzerland                         8.9
Portugal                            0.8
Germany                             4.1



EUROPEAN STOCK MARKET PERFORMANCE


Total Return for the Six-Month Period Ended
April 30, 2002 In US dollars*


                                Percent of
Country                         Net Assets

Norway                             18.6%
Germany                            12.4
Netherlands                        10.6
Switzerland                        10.4
Italy                               7.0
Spain                               5.4
France                              5.0
Sweden                              4.9
United Kingdom                      4.9
Denmark                             1.3
Ireland                           - 2.8
Finland                           -15.4


Source: FTSE World
Index--Europe.


*For the six-month period ended April 30, 2002, total investment return for the FTSE World Index--Europe was +6.10%.



Merrill Lynch EuroFund, April 30, 2002


DEAR SHAREHOLDER


For the six months ended April 30, 2002, Merrill Lynch EuroFund's Class A, Class B, Class C and Class D Shares had total returns of +11.45%, +10.93%, +10.91% and +11.30%, respectively. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 - 6 of this report to shareholders.) This compares to the total returns for the unmanaged Morgan Stanley Capital International Europe Index of +5.75% and the Lipper European Region Funds Average of +6.44% for the same six-month period.


Investment Environment
The European equity markets witnessed a strong rally, rebounding after the extreme weakness caused by the events of September 11, 2001, as the world's central banks relaxed monetary policy further to revive the economies and to restore confidence in the financial system. Expectations for a recovery in economic growth were quickly kindled, and the liquidity injected into financial markets prompted a change in sector preference. Cyclicals and high beta stocks were initially sought out by investors, as these areas are the first to benefit from an economic recovery and improving equity markets. During the next few months, there was a shift in the investment landscape as many technology-related companies released disappointing results and cautious forward-looking prognoses. Consequently, those companies delivering steady, if unspectacular, growth in earnings saw their shares in demand for defensive reasons. During the six-month period ended April 30, 2002, the best-performing sectors included industrials, materials, consumer staples and consumer discretionary, which all posted double-digit positive returns. In contrast, the areas to suffer the worst performance featured telecommunications services and information technology, which registered double-digit negative returns. There was a similar wide dispersion at the country level, with the Netherlands, Switzerland and Germany performing strongly and Finland, Ireland and Portugal all declining in value.


Economic Review
Economic recovery is no longer a forecast, it is a fact. Since November 2001, production has increased in all major regions. The rebound has been most emphatic in the United States, where real gross domestic product growth posted a 5.8% increase in the first quarter of 2002, confounding consensus expectations of a decline at the start of the year. We believe that the foundations for a sustained global economic recovery are in place. First, global interest rates remain very low, stimulating very strong real money growth. Looser fiscal policies, combined with the decline in oil prices during the last year (notwithstanding the recent increase), are generating a recovery in final demand that shows few signs of abating. Second, new business orders continue to recover in all regions, while investment spending has been slashed, thereby reducing capacity growth, and payrolls have been pared. As a result, we believe rising demand will quickly translate into higher capacity utilization rates, outside of technology and telecommunications, supporting capital expenditure and employment.

Furthermore, destocking has been unprecedented. The corporate sector was caught off guard by the speed of the recovery in demand during the last six months. This resulted in a huge draw down in inventories as production fell far below the level of sales. The process of correcting this imbalance is presently underway. Europe, including the United Kingdom, is participating in the global recovery but is experiencing a much less volatile cycle than the United States. This partly reflects the smaller influence of technology in Europe.


Valuations
European stock markets are currently valued at 17 times price-to-expected earnings for 2002, with earnings forecast to grow in the low double-digit range. This represents almost a 20% discount to the valuation of the US equity market, although we believe that the upswing in corporate earnings will be lower in Europe compared to the United States because of the more modest amplitude of the European business cycle. As in the United States, liquidity has passed its peak as monetary growth turns down with the recovery in economic activity but still remains plentiful. There has been little sign of this abundant liquidity flowing directly into domestic equity markets in recent months with the majority of the inflows directed toward fixed-income and money market instruments.



Merrill Lynch EuroFund, April 30, 2002


Investment Strategy
During the six months ended April 30, 2002, the Fund was positioned to capture the anticipated improvement in the European economies and the positive earnings dynamics of leading companies. The Fund benefited from its overweight stance in the materials, industrials and financial sectors, and equally from a very limited exposure to the technology related areas. We have recently taken some profits in selected industrials and materials stocks and have increased our exposure to pharmaceuticals, banks and technology. We believe the Fund is well diversified across the major industry groups, with an emphasis placed on stocks offering fundamentally attractive valuations.


In Conclusion
We thank you for your investment in Merrill Lynch EuroFund, and we look forward to reviewing our outlook and strategy with you in the next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(James A. Macmillan)
James A. Macmillan
Vice President and Senior Portfolio Manager



May 30, 2002



Merrill Lynch EuroFund, April 30, 2002



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results*

                                                                  Ten Years/
                                   6-Month         12-Month    Since Inception
As of April 30, 2002             Total Return    Total Return    Total Return

ML EuroFund Class A Shares          +11.45%         -4.44         +189.37%
ML EuroFund Class B Shares          +10.93          -5.40         +161.03
ML EuroFund Class C Shares          +10.91          -5.41         +115.65
ML EuroFund Class D Shares          +11.30          -4.66         +128.92


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.



Merrill Lynch EuroFund, April 30, 2002


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 3/31/02                     -0.50%         -5.73%
Five Years Ended 3/31/02                  + 9.23         + 8.06
Ten Years Ended 3/31/02                   +11.39         +10.79

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.



                                        % Return         % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 3/31/02                     -1.58%         -5.51%
Five Years Ended 3/31/02                  + 8.12         + 7.93
Ten Years Ended 3/31/02                   +10.24         +10.24

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 3/31/02                     -1.51%         -2.49%
Five Years Ended 3/31/02                  + 8.12         + 8.12
Inception (10/21/94) through 3/31/02      +10.62         +10.62

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 3/31/02                     -0.77%         -5.98%
Five Years Ended 3/31/02                  + 8.96         + 7.79
Inception (10/21/94) through 3/31/02      +11.49         +10.69

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch EuroFund, April 30, 2002


PORTFOLIO INFORMATION


As of April 30, 2002

                                    Percent of
Ten Largest Equity Holdings         Net Assets

GlaxoSmithKline PLC                   4.1%
Unilever PLC                          3.7
Barclays PLC                          3.3
BNP Paribas SA                        2.8
ENI SpA                               2.6
Aventis SA                            2.6
Royal Dutch Petroleum Company         2.5
TotalFinaElf SA                       2.5
PSA Peugeot Citroen                   2.3
Endesa SA                             2.2



                                    Percent of
Five Largest Industries             Net Assets

Banking                                18.9%
Pharmaceuticals                        10.1
Telecommunications                      8.7
Energy                                  8.6
Utilities                               6.4



OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Robert C. Doll, Jr., Senior Vice President
James A. Macmillan, Vice President and
  Senior Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch EuroFund, April 30, 2002


SCHEDULE OF INVESTMENTS                                                                      (in US dollars)

                       Shares                                                                     Percent of
Industries              Held                      Investments                            Value    Net Assets
Denmark

Services               164,564  ++ISS A/S                                              $  8,227,502     1.0%

                                Total Investments in Denmark (Cost--$9,122,547)           8,227,502      1.0


Finland

Paper & Forest         272,164  M-real Oyj 'B'                                            2,194,959      0.3
                       470,103  Stora Enso Oyj 'R'                                        5,977,135      0.7
                                                                                       ------------    -----
                                                                                          8,172,094      1.0

Telecommunications     364,590  Nokia Oyj 'A'                                             5,910,091      0.7


                                Total Investments in Finland (Cost--$12,224,055)         14,082,185      1.7


France

Automobiles            375,962  PSA Peugeot Citroen                                      18,700,621      2.3

Banking                436,733  BNP Paribas SA                                           22,825,326      2.8

Building Materials      80,000  Compagnie de Saint Gobain                                13,696,720      1.7

Electrical Equipment   357,138  Alstom                                                    4,630,947      0.6

Energy                 129,931  TotalFinaElf SA 'B'                                      19,692,995      2.5

Financial Services     172,795  Eurazeo                                                   9,217,770      1.2

Media                  131,496  Vivendi Universal SA                                      4,193,398      0.5

Metals & Mining        167,084  Pechiney SA 'A'                                           8,085,039      1.0

Pharmaceuticals        297,897  Aventis SA                                               21,166,099      2.6

Steel                  723,049  ++Arcelor                                                 9,968,554      1.2

Utilities              381,412  Suez SA                                                  11,358,966      1.4

                                Total Investments in France (Cost--$106,723,258)        143,536,435     17.8


Germany

Chemicals              158,184  Henkel KGaA (Preferred)                                  10,403,966      1.3

Telecommunications     456,302  Deutsche Telekom AG (Registered Shares)                   6,077,148      0.8

Utilities              318,120  E.On AG                                                  16,439,832      2.0

                                Total Investments in Germany (Cost--$37,594,461)         32,920,946      4.1


Ireland

Banking              1,387,581  Bank of Ireland                                          16,129,505      2.0

Financial Services     316,710  Irish Life & Permanent PLC                                4,309,349      0.5

                                Total Investments in Ireland (Cost--$13,434,790)         20,438,854      2.5



Merrill Lynch EuroFund, April 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                          (in US dollars)

                       Shares                                                                     Percent of
Industries              Held                      Investments                            Value    Net Assets
Italy

Banking              4,213,137  Intesa BCI SpA                                         $ 13,629,283     1.7%
                     2,173,085  Unicredito Italiano SpA                                  10,084,560      1.2
                                                                                       ------------    -----
                                                                                         23,713,843      2.9

Energy               1,378,497  ENI SpA                                                  21,178,890      2.6

Insurance              484,602  Assicurazioni Generali                                   11,711,620      1.5

Telecommunications   1,922,436  Telecom Italia SpA (Registered Shares)                   10,307,227      1.3

Transportation       1,014,183  Autostrade-Concessioni e Costruzioni Autostrade SpA       8,243,200      1.0
Infrastructure

                                Total Investments in Italy (Cost--$69,709,637)           75,154,780      9.3


Netherlands

Banking                246,856  ABN AMRO Holding NV                                       4,893,723      0.6

Chemicals              353,509  Akzo Nobel NV                                            15,197,876      1.9

Energy                 377,868  Royal Dutch Petroleum Company                            20,021,215      2.5

Financial Services     575,875  ING Groep NV                                             15,204,384      1.9

Household Durables     329,780  Koninklijke (Royal) Philips Electronics NV               10,183,836      1.3

Media                  612,052  Wolters Kluwer NV 'A'                                    12,409,201      1.5

Services               665,758  Buhrmann NV                                               8,524,786      1.1
                       273,563  Imtech NV                                                 5,741,162      0.7
                       491,235  Vedior NV 'A'                                             6,803,559      0.8
                                                                                       ------------    -----
                                                                                         21,069,507      2.6

                                Total Investments in the Netherlands
                                (Cost--$91,302,384)                                      98,979,742     12.3


Portugal

Utilities            3,038,492  Electricidade de Portugal, SA (EDP)                       6,269,986      0.8

                                Total Investments in Portugal (Cost--$7,749,322)          6,269,986      0.8


Spain

Energy                 658,466  Repsol-YPF, SA                                            8,087,275      1.0

Telecommunications   1,165,575  ++Telefonica SA                                          12,477,560      1.6
                        26,150  Telefonica SA (New Shares)                                  279,938      0.0
                                                                                       ------------    -----
                                                                                         12,757,498      1.6

Utilities            1,148,829  Endesa SA                                                17,598,567      2.2

                                Total Investments in Spain (Cost--$51,824,279)           38,443,340      4.8



Merrill Lynch EuroFund, April 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                          (in US dollars)

                       Shares                                                                     Percent of
Industries              Held                      Investments                            Value    Net Assets
Sweden

Banking              1,097,894  Skandinaviska Enskilda Banken (SEB) 'A'                $ 10,524,618     1.3%

Consumer Goods         641,360  Electrolux AB 'B'                                        10,673,521      1.3

Paper & Forest         192,334  Svenska Cellulosa AB (SCA) 'B'                            6,532,677      0.8
Products

                                Total Investments in Sweden (Cost--$23,519,807)          27,730,816      3.4


Switzerland

Banking                250,093  UBS AG (Registered Shares)                               12,056,208      1.5

Foods/Food              66,529  Nestle SA (Registered Shares)                            15,727,799      2.0
Processing

Insurance               25,897  Zurich Financial Services AG                              6,026,276      0.8

Pharmaceuticals        400,857  Novartis AG (Registered Shares)                          16,812,686      2.1
                       136,625  Roche Holding AG                                         10,351,655      1.3
                                                                                       ------------    -----
                                                                                         27,164,341      3.4

Telecommunications      33,085  Swisscom AG (Registered Shares)                           9,873,833      1.2

                                Total Investments in Switzerland (Cost--$78,236,961)     70,848,457      8.9


United Kingdom

Aerospace &          1,108,515  Smiths Industries PLC                                    13,101,210      1.6
Defense

Banking                530,612  Abbey National PLC                                        8,436,276      1.0
                     3,010,776  Barclays PLC                                             26,369,499      3.3
                     1,211,101  HSBC Holdings PLC                                        14,295,994      1.8
                       472,488  Royal Bank of Scotland Group PLC                         13,550,797      1.7
                                                                                       ------------    -----
                                                                                         62,652,566      7.8

Building &           1,200,195  Hanson PLC                                                8,718,985      1.1
Construction

Consumer Goods       3,242,641  Unilever PLC                                             29,676,145      3.7

Hotels,                789,227  Six Continents PLC                                        8,735,317      1.1
Restaurants &
Leisure

Insurance              811,307  CGNU PLC                                                  8,347,163      1.0
                       971,285  Prudential Corporation PLC                               10,332,812      1.3
                       385,128  Royal & Sun Alliance Insurance Group PLC                  1,694,964      0.2
                                                                                       ------------    -----
                                                                                         20,374,939      2.5

Metals & Mining        513,826  Anglo American PLC                                        8,102,001      1.0

Pharmaceuticals      1,378,486  GlaxoSmithKline PLC                                      33,347,203      4.1



Merrill Lynch EuroFund, April 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                          (in US dollars)

                       Shares                                                                     Percent of
Industries               Held                     Investments                            Value    Net Assets
United Kingdom (concluded)

Retail               1,427,294  Boots Company PLC                                      $ 14,778,368     1.8%
                     2,566,879  J Sainsbury PLC                                          14,962,851      1.8
                     1,389,077  Safeway PLC                                               6,153,878      0.8
                                                                                       ------------    -----
                                                                                         35,895,097      4.4

Security             3,039,771  Chubb PLC                                                 7,752,252      1.0

Telecommunications   2,972,628  ++BT Group PLC                                           11,176,588      1.4
                     8,381,475  Vodafone Group PLC                                       13,527,363      1.7
                                                                                       ------------    -----
                                                                                         24,703,951      3.1

Transportation         884,147  BAA PLC                                                   8,310,615      1.0
Infrastructure

                                Total Investments in the United Kingdom
                                (Cost--$252,964,712)                                    261,370,281     32.4

Total Investments (Cost--$754,406,213)                                                  798,003,324     99.0
Other Assets Less Liabilities                                                             8,464,287      1.0
                                                                                       ------------   ------
Net Assets                                                                             $806,467,611   100.0%
                                                                                       ============   ======

++Non-income producing security.

See Notes to Financial Statements.


Merrill Lynch EuroFund, April 30, 2002

FINANCIAL INFORMATION


Statement of Assets and Liabilities as of April 30, 2002
Assets:         Investments, at value (including securities loaned
                   of $78,834,460)(identified cost--$754,406,213)                             $  798,003,324
                Investments held as collateral for loaned securities,
                at value                                                                          82,682,750
                Cash                                                                                     797
                Receivables:
                   Securities sold                                          $   29,122,550
                   Dividends                                                     5,085,310
                   Beneficial interest sold                                        490,121
                   Loaned securities                                                96,004        34,793,985
                                                                            --------------
                Prepaid registration fees and other assets                                            60,657
                                                                                              --------------
                Total assets                                                                     915,541,513
                                                                                              --------------

Liabilities:    Collateral on securities loaned, at value                                         82,682,750
                Payables:
                   Securities purchased                                         14,103,911
                   Custodian bank                                                8,688,059
                   Beneficial interest redeemed                                  2,116,385
                   Investment adviser                                              562,598
                   Distributor                                                     266,928        25,780,072
                                                                            --------------
                Accrued expenses and other liabilities                                               611,080
                                                                                              --------------
                Total liabilities                                                                109,073,902
                                                                                              --------------

Net Assets:     Net assets                                                                    $  806,467,611
                                                                                              ==============

Net Assets      Class A Shares of beneficial interest, $.10 par value,
Consist of:     unlimited number of shares authorized                                         $    1,958,424
                Class B Shares of beneficial interest, $.10 par value,
                unlimited number of shares authorized                                              1,576,695
                Class C Shares of beneficial interest, $.10 par value,
                unlimited number of shares authorized                                                285,335
                Class D Shares of beneficial interest, $.10 par value,
                unlimited number of shares authorized                                              2,590,226
                Paid-in capital in excess of par                                                 872,920,578
                Accumulated investment loss--net                                                 (4,260,309)
                Accumulated realized capital losses on investments and
                foreign currency transactions--net                                             (112,331,417)
                Unrealized appreciation on investments and foreign
                currency transactions--net                                                        43,728,079
                                                                                              --------------
                Net assets                                                                    $  806,467,611
                                                                                              ==============

Net Asset       Class A--Based on net assets of $258,199,627 and
Value:                   19,584,244 shares of beneficial interest outstanding                 $        13.18
                                                                                              ==============
                Class B--Based on net assets of $178,870,992 and
                         15,766,949 shares of beneficial interest outstanding                 $        11.34
                                                                                              ==============
                Class C--Based on net assets of $31,508,578 and
                         2,853,347 shares of beneficial interest outstanding                  $        11.04
                                                                                              ==============
                Class D--Based on net assets of $337,888,414 and
                         25,902,263 shares of beneficial interest outstanding                 $        13.04
                                                                                              ==============

See Notes to Financial Statements.


Merrill Lynch EuroFund, April 30, 2002


FINANCIAL INFORMATION (continued)


Statement of Operations for the Six Months Ended April 30, 2002
Investment      Dividends (net of $963,545 foreign withholding tax)                           $    6,847,581
Income:         Securities lending--net                                                              239,135
                Interest                                                                              41,026
                                                                                              --------------
                Total income                                                                       7,127,742
                                                                                              --------------

Expenses:       Investment advisory fees                                    $    3,114,027
                Account maintenance and distribution fees--Class B               1,056,344
                Account maintenance fees--Class D                                  381,959
                Transfer agent fees--Class D                                       280,588
                Transfer agent fees--Class A                                       260,931
                Transfer agent fees--Class B                                       230,471
                Custodian fees                                                     214,971
                Accounting services                                                172,388
                Account maintenance and distribution fees--Class C                 152,734
                Professional fees                                                   54,876
                Transfer agent fees--Class C                                        34,531
                Printing and shareholder reports                                    33,674
                Registration fees                                                   31,744
                Trustees' fees and expenses                                         27,182
                Pricing fees                                                        14,243
                Other                                                               20,155
                                                                            --------------
                Total expenses                                                                     6,080,818
                                                                                              --------------
                Investment income--net                                                             1,046,924
                                                                                              --------------

Realized &      Realized loss from:
Unrealized         Investments--net                                           (14,872,124)
Gain(Loss) on      Foreign currency transactions--net                            (243,807)      (15,115,931)
Investments &                                                               --------------
Foreign         Change in unrealized appreciation/depreciation on:
Currency           Investments--net                                            103,701,622
Transactions--     Foreign currency transactions--net                              231,274       103,932,896
Net:                                                                        --------------    --------------
                Total realized and unrealized gain on investments
                and foreign currency transactions--net                                            88,816,965
                                                                                              --------------
                Net Increase in Net Assets Resulting from Operations                          $   89,863,889
                                                                                              ==============

See Notes to Financial Statements.


Merrill Lynch EuroFund, April 30, 2002


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets


                                                                              For the Six          For the
                                                                              Months Ended        Year Ended
                                                                               April 30,         October 31,
Increase (Decrease) in Net Assets:                                                2002               2001
Operations:     Investment income--net                                      $    1,046,924    $   12,146,442
                Realized losson investments and foreign currency
                transactions--net                                             (15,115,931)      (85,430,968)
                Change in unrealized appreciation/depreciation on
                investments and foreign currency transactions--net             103,932,896      (60,447,960)
                                                                            --------------    --------------
                Net increase (decrease) in net assets resulting
                from operations                                                 89,863,889     (133,732,486)
                                                                            --------------    --------------

Dividends &     Investment income--net:
Distributions to   Class A                                                     (4,868,725)                --
Shareholders:      Class B                                                       (632,583)                --
                   Class C                                                       (236,668)                --
                   Class D                                                     (4,346,902)                --
                Realized gain on investments--net:
                   Class A                                                              --      (12,997,852)
                   Class B                                                              --      (15,024,775)
                   Class C                                                              --       (1,464,071)
                   Class D                                                              --      (11,182,069)
                In excess of realized gain on investments--net:
                   Class A                                                              --       (6,121,453)
                   Class B                                                              --       (7,076,050)
                   Class C                                                              --         (689,517)
                   Class D                                                              --       (5,266,295)
                                                                            --------------    --------------
                Net decrease in net assets resulting from dividends
                and distributions to shareholders                             (10,084,878)      (59,822,082)
                                                                            --------------    --------------

Beneficial      Net decrease in net assets derived from beneficial
Interest        interest transactions                                        (115,823,596)     (187,168,558)
Transactions:                                                               --------------    --------------

Net Assets:     Total decrease in net assets                                  (36,044,585)     (380,723,126)
                Beginning of period                                            842,512,196     1,223,235,322
                                                                            --------------    --------------
                End of period*                                              $  806,467,611    $  842,512,196
                                                                            ==============    ==============

                *Undistributed (accumulated) investment
                income (loss)--net                                          $  (4,260,309)    $    4,777,645
                                                                            ==============    ==============


See Notes to Financial Statements.


Merrill Lynch EuroFund, April 30, 2002


FINANCIAL INFORMATION (continued)


Financial Highlights

The following per share data and ratios                                               Class A
have been derived from information                          For the Six
provided in the financial statements.                       Months Ended
                                                             April 30,        For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2002       2001        2000       1999       1998
Per Share       Net asset value, beginning of period          $   12.03  $   14.56  $   17.24   $   17.52  $   18.47
Operating                                                     ---------  ---------  ---------   ---------  ---------
Performance:    Investment income--net++                            .04        .22        .28         .28        .40
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                  1.32     (1.98)      (.07)        3.11       1.73
                                                              ---------  ---------  ---------   ---------  ---------
                Total from investment operations                   1.36     (1.76)        .21        3.39       2.13
                                                              ---------  ---------  ---------   ---------  ---------
                Less dividends and distributions:
                   Investment income--net                         (.21)         --      (.35)       (.63)      (.12)
                   In excess of investment income--net               --         --      (.01)          --         --
                   Realized gain on investments--net                 --      (.52)     (2.53)      (3.04)     (2.96)
                   In excess of realized gain on
                   investments--net                                  --      (.25)         --          --         --
                                                              ---------  ---------  ---------   ---------  ---------
                Total dividends and distributions                 (.21)      (.77)     (2.89)      (3.67)     (3.08)
                                                              ---------  ---------  ---------   ---------  ---------
                Net asset value, end of period                $   13.18  $   12.03  $   14.56   $   17.24  $   17.52
                                                              =========  =========  =========   =========  =========

Total           Based on net asset value per share            11.45%+++   (12.95%)      1.52%      23.25%     13.73%
Investment                                                    =========  =========  =========   =========  =========
Return:**

Ratios to       Expenses                                         1.07%*      1.06%       .97%        .97%      1.00%
Average                                                       =========  =========  =========   =========  =========
Net Assets:     Investment income--net                            .64%*      1.59%      1.84%       1.70%      2.21%
                                                              =========  =========  =========   =========  =========

Supplemental    Net assets, end of period (in thousands)      $ 258,200  $ 281,109  $ 368,995   $ 567,273  $ 691,197
Data:                                                         =========  =========  =========   =========  =========
                Portfolio turnover                               19.64%     37.77%    100.17%      61.12%     78.75%
                                                              =========  =========  =========   =========  =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch EuroFund, April 30, 2002


FINANCIAL INFORMATION (continued)


Financial Highlights (continued)

The following per share data and ratios                                               Class B
have been derived from information                          For the Six
provided in the financial statements.                       Months Ended
                                                             April 30,        For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2002       2001        2000       1999       1998
Per Share       Net asset value, beginning of period          $   10.25  $   12.48  $   15.15   $   15.79  $   16.92
Operating                                                     ---------  ---------  ---------   ---------  ---------
Performance:    Investment income (loss)--net++                   (.03)        .07        .12         .10        .17
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                  1.12     (1.70)      (.08)        2.76       1.60
                                                              ---------  ---------  ---------   ---------  ---------
                Total from investment operations                   1.09     (1.63)        .04        2.86       1.77
                                                              ---------  ---------  ---------   ---------  ---------
                Less dividends and distributions:
                   Investment income--net                        --++++         --      (.18)       (.46)         --
                   In excess of investment income--net               --         --     --++++          --         --
                   Realized gain on investments--net                 --      (.41)     (2.53)      (3.04)     (2.90)
                   In excess of realized gain on
                   investments--net                                  --      (.19)         --          --         --
                                                              ---------  ---------  ---------   ---------  ---------
                Total dividends and distributions                --++++      (.60)     (2.71)      (3.50)     (2.90)
                                                              ---------  ---------  ---------   ---------  ---------
                Net asset value, end of period                $   11.34  $   10.25  $   12.48   $   15.15  $   15.79
                                                              =========  =========  =========   =========  =========

Total           Based on net asset value per share            10.93%+++   (13.87%)       .48%      21.96%     12.58%
Investment                                                    =========  =========  =========   =========  =========
Return:**

Ratios to       Expenses                                         2.11%*      2.08%      1.99%       2.00%      2.03%
Average                                                       =========  =========  =========   =========  =========
Net Assets:     Investment income (loss)--net                   (.53%)*       .62%       .90%        .70%      1.07%
                                                              =========  =========  =========   =========  =========

Supplemental    Net assets, end of period (in thousands)      $ 178,871  $ 253,646  $ 481,876   $ 730,361  $ 787,595
Data:                                                         =========  =========  =========   =========  =========
                Portfolio turnover                               19.64%     37.77%    100.17%      61.12%     78.75%
                                                              =========  =========  =========   =========  =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch EuroFund, April 30, 2002


FINANCIAL INFORMATION (continued)


Financial Highlights (continued)

The following per share data and ratios                                               Class C
have been derived from information                          For the Six
provided in the financial statements.                       Months Ended
                                                             April 30,        For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2002       2001        2000       1999       1998
Per Share       Net asset value, beginning of period          $   10.03  $   12.25  $   14.93   $   15.66  $   16.82
Operating                                                     ---------  ---------  ---------   ---------  ---------
Performance:    Investment income (loss)--net++                   (.02)        .07        .11         .10        .19
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                  1.11     (1.67)      (.07)        2.72       1.56
                                                              ---------  ---------  ---------   ---------  ---------
                Total from investment operations                   1.09     (1.60)        .04        2.82       1.75
                                                              ---------  ---------  ---------   ---------  ---------
                Less dividends and distributions:
                   Investment income--net                         (.08)         --      (.19)       (.51)         --
                   In excess of investment income--net               --         --     --++++          --         --
                   Realized gain on investments--net                 --      (.42)     (2.53)      (3.04)     (2.91)
                   In excess of realized gain on
                   investments--net                                  --      (.20)         --          --         --
                                                              ---------  ---------  ---------   ---------  ---------
                Total dividends and distributions                 (.08)      (.62)     (2.72)      (3.55)     (2.91)
                                                              ---------  ---------  ---------   ---------  ---------
                Net asset value, end of period                $   11.04  $   10.03  $   12.25   $   14.93  $   15.66
                                                              =========  =========  =========   =========  =========

Total           Based on net asset value per share            10.91%+++   (13.88%)       .49%      21.97%     12.56%
Investment                                                    =========  =========  =========   =========  =========
Return:**

Ratios to       Expenses                                         2.11%*      2.10%      2.00%       2.01%      2.04%
Average                                                       =========  =========  =========   =========  =========
Net Assets:     Investment income (loss)--net                   (.38%)*       .58%       .88%        .67%      1.18%
                                                              =========  =========  =========   =========  =========

Supplemental    Net assets, end of period (in thousands)      $  31,509  $  30,838  $  43,736   $  52,742  $  51,671
Data:                                                         =========  =========  =========   =========  =========
                Portfolio turnover                               19.64%     37.77%    100.17%      61.12%     78.75%
                                                              =========  =========  =========   =========  =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch EuroFund, April 30, 2002


FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)

The following per share data and ratios                                               Class D
have been derived from information                          For the Six
provided in the financial statements.                       Months Ended
                                                             April 30,        For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2002       2001        2000       1999       1998
Per Share       Net asset value, beginning of period          $   11.89  $   14.40  $   17.07   $   17.39  $   18.35
Operating                                                     ---------  ---------  ---------   ---------  ---------
Performance:    Investment income--net++                            .03        .18        .25         .24        .36
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                  1.30     (1.96)      (.08)        3.08       1.72
                                                              ---------  ---------  ---------   ---------  ---------
                Total from investment operations                   1.33     (1.78)        .17        3.32       2.08
                                                              ---------  ---------  ---------   ---------  ---------
                Less dividends and distributions:
                   Investment income--net                         (.18)         --      (.30)       (.60)      (.08)
                   In excess of investment income--net               --         --      (.01)          --         --
                   Realized gain on investments--net                 --      (.50)     (2.53)      (3.04)     (2.96)
                   In excess of realized gain on
                   investments--net                                  --      (.23)         --          --         --
                                                              ---------  ---------  ---------   ---------  ---------
                Total dividends and distributions                 (.18)      (.73)     (2.84)      (3.64)     (3.04)
                                                              ---------  ---------  ---------   ---------  ---------
                Net asset value, end of period                $   13.04  $   11.89  $   14.40   $   17.07  $   17.39
                                                              =========  =========  =========   =========  =========

Total           Based on net asset value per share            11.30%+++   (13.18%)      1.32%      22.89%     13.49%
Investment                                                    =========  =========  =========   =========  =========
Return:**

Ratios to       Expenses                                         1.32%*      1.31%      1.22%       1.22%      1.25%
Average                                                       =========  =========  =========   =========  =========
Net Assets:     Investment income--net                            .50%*      1.36%      1.65%       1.48%      2.01%
                                                              =========  =========  =========   =========  =========

Supplemental    Net assets, end of period (in thousands)      $ 337,888  $ 276,919  $ 328,628   $ 363,422  $ 316,287
Data:                                                         =========  =========  =========   =========  =========
                Portfolio turnover                               19.64%     37.77%    100.17%      61.12%     78.75%
                                                              =========  =========  =========   =========  =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch EuroFund, April 30, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch EuroFund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



Merrill Lynch EuroFund, April 30, 2002


Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

(i) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft that resulted from a failed trade that settled the next day.

(j) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US Government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.



Merrill Lynch EuroFund, April 30, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75% on an annual basis of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee computed at the rate of .15% of the average daily net assets of the Fund for providing investment advisory services to MLIM with respect to the Fund. For the six months ended April 30, 2002, MLIM paid MLAM U.K. a fee of $622,318 pursuant to such agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                          Account
                        Maintenance    Distribution
                            Fee             Fee

Class B                    .25%             .75%
Class C                    .25%             .75%
Class D                    .25%              --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


For the six months ended April 30, 2002, FAMD earned underwriting discounts and direct commis-sions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                          FAMD      MLPF&S

Class A                  $  105    $ 1,401
Class D                  $1,080    $14,014


For the six months ended April 30, 2002, MLPF&S received contingent deferred sales charges of $89,971 and $3,074 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $290 relating to transactions subject to front-end sales charge waivers in Class D Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of April 30, 2002, the Fund lent securities with a value of $9,261,003 to MLPF&S. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of April 30, 2002, cash collateral of $20,232,279 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $62,450,471 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended April 30, 2002, QA Advisors received $4,510 in securities lending agent fees.

In addition, MLPF&S received $11,670 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended April 30, 2002, the Fund reimbursed MLIM
$19,369 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.



Merrill Lynch EuroFund, April 30, 2002


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2002 were $161,956,640 and $280,461,371, respectively.

Net realized losses for the six months ended April 30, 2002 and net unrealized gains as of April 30, 2002 were as follows:


                                       Realized        Unrealized
                                        Losses           Gains

Long-term investments             $ (14,872,124)     $   43,597,111
Foreign currency transactions          (243,807)            130,968
                                  --------------     --------------
Total                             $ (15,115,931)     $   43,728,079
                                  ==============     ==============


As of April 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $43,597,111, of which $118,817,581 related to appreciated securities and $75,220,470 related to depreciated securities. At April 30, 2002, the aggregate cost of investments, for Federal income tax purposes was $754,406,213.


4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $115,823,596 and $187,168,558 for the six months ended April 30, 2002 and for the year ended October 31, 2001, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                         Dollar
Ended April 30, 2002                    Shares            Amount

Shares sold                            4,081,457     $   50,660,412
Shares issued to shareholders
in reinvestment of dividends             340,031          4,161,981
                                  --------------     --------------
Total issued                           4,421,488         54,822,393
Shares redeemed                      (8,210,246)      (104,084,963)
                                  --------------     --------------
Net decrease                         (3,788,758)     $ (49,262,570)
                                  ==============     ==============



Class A Shares for the Year                               Dollar
Ended October 31, 2001                  Shares            Amount

Shares sold                            7,571,130     $  103,785,678
Shares issued to shareholders
in reinvestment of distributions       1,165,628         16,703,449
                                  --------------     --------------
Total issued                           8,736,758        120,489,127
Shares redeemed                     (10,704,246)      (147,909,220)
                                  --------------     --------------
Net decrease                         (1,967,488)     $ (27,420,093)
                                  ==============     ==============



Class B Shares for the Six Months                         Dollar
Ended April 30, 2002                    Shares            Amount

Shares sold                              451,354     $    4,854,703
Shares issued to shareholders
in reinvestment of dividends              51,171            540,877
                                  --------------     --------------
Total issued                             502,525          5,395,580
Shares redeemed                      (3,165,435)       (33,924,250)
Automatic conversion of shares       (6,307,346)       (67,152,130)
                                  --------------     --------------
Net decrease                         (8,970,256)     $ (95,680,800)
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended October 31, 2001                  Shares            Amount

Shares sold                            2,240,032     $   27,456,236
Shares issued to shareholders
in reinvestment of distributions       1,576,405         19,437,078
                                  --------------     --------------
Total issued                           3,816,437         46,893,314
Shares redeemed                     (12,062,172)      (143,006,927)
Automatic conversion of shares       (5,619,407)       (62,463,273)
                                  --------------     --------------
Net decrease                        (13,865,142)     $(158,576,886)
                                  ==============     ==============



Class C Shares for the Six Months                         Dollar
Ended April 30, 2002                    Shares            Amount

Shares sold                              270,439     $    2,857,204
Shares issued to shareholders
in reinvestment of dividends              20,662            212,610
                                  --------------     --------------
Total issued                             291,101          3,069,814
Shares redeemed                        (512,463)        (5,343,545)
                                  --------------     --------------
Net decrease                           (221,362)     $  (2,273,731)
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended October 31, 2001                  Shares            Amount

Shares sold                            1,152,533     $   13,584,343
Shares issued to shareholders
in reinvestment of distributions         160,261          1,932,744
                                  --------------     --------------
Total issued                           1,312,794         15,517,087
Shares redeemed                      (1,808,990)       (21,101,843)
                                  --------------     --------------
Net decrease                           (496,196)     $  (5,584,756)
                                  ==============     ==============



Class D Shares for the Six Months                         Dollar
Ended April 30, 2002                    Shares            Amount

Shares sold                              893,878     $   10,962,733
Automatic conversion of shares         5,477,887         67,152,130
Shares issued to shareholders
in reinvestment of dividends             304,494          3,690,473
                                  --------------     --------------
Total issued                           6,676,259         81,805,336
Shares redeemed                      (4,071,868)       (50,411,831)
                                  --------------     --------------
Net increase                           2,604,391     $   31,393,505
                                  ==============     ==============



Merrill Lynch EuroFund, April 30, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)



Class D Shares for the Year                               Dollar
Ended October 31, 2001                  Shares            Amount

Shares sold                            4,085,670     $   55,008,070
Automatic conversion of shares         4,857,192         62,463,273
Shares issued to shareholders
in reinvestment of distributions       1,009,379         14,323,097
                                  --------------     --------------
Total issued                           9,952,241        131,794,440
Shares redeemed                      (9,481,636)      (127,381,263)
                                  --------------     --------------
Net increase                             470,605     $    4,413,177
                                  ==============     ==============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended April 30, 2002.


6. Commitments:
At April 30, 2002, the Fund had outstanding foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with an approximate value of $9,262,000 and $13,706,000, respectively.


7. Capital Loss Carryforward:
At October 31, 2001, the Fund had a net capital loss carryforward of approximately $93,740,000, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.